Hodges Small Cap Fund
SUMMARY PROSPECTUS « JULY 29, 2020 as supplemented September 9, 2020 Retail Class Ticker HDPSX Institutional Class Ticker HDSIX
Before you invest, you may want to review the Hodges Small Cap Fund (the “Small Cap Fund”) prospectus, which contains more information about the Small Cap Fund and its risks. You can find the Small Cap Fund’s prospectus and other information about the Small Cap Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online www.hodgesfunds.com. You can also get this information at no cost by calling 1-866-811-0224 or by sending an e-mail to prospectus@hodgescapital.com. This Summary Prospectus incorporates by reference the Small Cap Fund’s entire prospectus and SAI, both dated July 29, 2020.

The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Hodges Small Cap Fund will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website www.Hodgesfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1-866-811-0224.

Investment Objective

The Hodges Small Cap Fund (the “Small Cap Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)
	Retail Class Shares	Institutional Class Shares
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 30 days of purchase (Retail Class) and within 60 days of purchase (Institutional Class))	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retail Class Shares	Institutional Class Shares
Management Fees(1)	0.82%	0.82%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses	1.31%	1.06%

(1)Hodges Capital Management, Inc. (the “Advisor”) has contractually agreed to lower its management fee from 0.85% to 0.82% of the Small Cap Fund’s average daily net assets through August 31, 2021. This waiver may not be terminated without the approval of the Trust’s Board of Trustees (the “Board”). This waiver should not be construed to be a permanent reduction of the management fees of the Advisor. The Advisor has waived its right to receive reimbursement of the portion of its management fees waived pursuant to this advisory fee waiver agreement.

Example

This Example is intended to help you compare the costs of investing in the Small Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund
Retail Class Shares	$133	$422	$731	$1,610
Institutional Class Shares	$108	$344	$598	$1,326

Portfolio Turnover

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Fund’s performance. During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of small capitalization (“small cap”) companies. The Small Cap Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000® Index. As of the last reconstitution date, May 8, 2020, the market capitalization of companies in the Russell 2000® Index ranged from $94.8 million to $4.4 billion. The Advisor seeks to buy securities of companies that it believes are undervalued, under-followed and/or offer above-average growth prospects. The remaining 20% of the Fund’s net assets may be invested in the stocks of micro, mid and/or large capitalization companies, U.S. government securities and other investment companies, including exchange-traded funds (“ETFs”). Although most of the Fund’s securities will be domestic, the Fund may invest up to 25% of its net assets in equity securities of foreign issuers, including those in emerging markets, which may include both direct investments and investments in U.S. dollar denominated foreign securities, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) consistent with the Fund’s investment objective. From time to time, the Fund may engage in short sale transactions with respect to 25% of its net assets. The Fund uses a “bottom-up” approach in investing. The Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks, currencies or security indices. The Fund may also sell options purchased and write “covered” put and call options. The Small Cap Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Advisor considers selling a security in the Small Cap Fund’s portfolio if the Advisor believes that security has become overvalued or has reached its growth potential. In addition, in an attempt to increase the Small Cap Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Advisor may take tax considerations into account in deciding whether or when to sell a particular security. The Small Cap Fund’s portfolio turnover could exceed 100% in a given year.  A high turnover may result in the realization and distribution of capital gains, as well as higher transaction costs. The Fund may, from time to time, have significant exposure to one or more sectors of the market.

Note: Because there are practical limits to the amount of small cap assets that can be effectively managed, the Small Cap Fund will close to new investors when it reaches an asset size as determined by the Advisor to be too large to sustain additional assets. Shareholders will be provided 30 days’ written notice upon such conditions. If the Small Cap Fund closes to new investors, based on market conditions and other factors, it may reopen at a later date.

Principal Investment Risks

There is a risk that you could lose all or a portion of your investment in the Small Cap Fund. The following risks are considered principal to the Small Cap Fund and can affect the value of your investment in the Fund:

•Smaller Company Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies. They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Small Cap Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.
•Equity Securities Risk:  The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.
•Investment Style Risk: Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Small Cap Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Small Cap Fund, regardless of the order in which it appears.
•Currency Risk: Investment in non-U.S. denominated securities involves increased risks due to fluctuations in exchange rates between the Fund’s base currency and the local currency of the investment. Due to currency fluctuations, there is more risk than an indirect investment in an equivalent security.
•Depositary Receipts Risk: Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.
•Emerging Markets Risk: Investments in emerging markets are generally more volatile than investments in developed foreign markets.
•Foreign Securities Risk: Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.
•Futures and Options Risks: Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Small Cap Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
•Investment Company and Exchange-Traded Fund Risk: Investing in other investment companies involves the risk that an investment company, including any ETFs, in which the Small Cap Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Small Cap Fund must pay its pro rata portion of an investment company’s fees and expenses.
•Management Risk: The Advisor may fail to implement the Small Cap Fund’s investment strategies and meet its investment objective.
•Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Portfolio Turnover Risk: High portfolio turnover involves correspondingly greater expenses to the Small Cap Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for Small Cap Fund shareholders.
•Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.
•Short Sales Risk: Engaging in short sales of securities that the Fund does not own subjects it to the risks associated with those securities. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, the Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. Short sales may also incur transaction costs and borrowing fees for the Fund and subject the Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment.

Performance

The following performance information provides some indication of the risks of investing in the Small Cap Fund. The bar chart below illustrates how Retail Class shares of the Small Cap Fund’s total returns have varied from year to year for the past 10 calendar years. The table below illustrates how the Small Cap Fund’s average annual total returns for 1-year, 5-year and 10-year periods compare with that of a broad-based securities index. The Small Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.hodgesfunds.com.

Hodges Small Cap Fund
Calendar Year Total Returns as of December 31
Retail Class
The Small Cap Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended June 30, 2020 was -15.12%.

Highest Quarterly Return:	1Q, 2019	16.67%
Lowest Quarterly Return:	4Q, 2018	-24.84%

Average Annual Total Returns as of December 31, 2019
Small Cap Fund	1 Year	5 Year	10 Year
Retail Class Shares
Return Before Taxes	16.73%	2.50%	11.45%
Return After Taxes on Distributions	14.57%	1.20%	10.41%
Return After Taxes on Distributions and Sale of Fund Shares	11.39%	1.87%	9.42%
Institutional Class Shares
Return Before Taxes	17.03%	2.78%	11.85%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	11.83%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.

In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher that the other return figures for the same period. This will occur when a capital loss is realized upon th sale of Fund shares or provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from these shown.

Investment Advisor

Hodges Capital Management, Inc.

Portfolio Managers

Name	Title	Managed the Fund Since
Craig D. Hodges	Chief Investment Officer/Chief Executive Officer	Inception (2007)
Eric J. Marshall, CFA	President	Inception (2007)
Gary M. Bradshaw	Senior Vice President	Inception (2007)

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (The Hodges Small Cap Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-811-0224, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Fund	Minimum Initial Investment for All Account Types	Subsequent Minimum Investment for All Account Types
Small Cap Fund	Retail Class: $1,000 Institutional Class: $1,000,000	Retail Class: $100 Institutional Class: $100

Tax Information

The Small Cap Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.